UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Hannon Armstrong Sustainable Infrastructure Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HANNON ARMSTRONG SUSTAINABLE INFRA CAPTL 1 PARK PLACE, SUITE 200 ANNAPOLIS, MD 21401	Your Vote Counts! HANNON ARMSTRONG SUSTAINABLE INFRA CAPTL 2023 Annual Meeting Vote by June 6, 2023 11:59 PM ET

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You invested in HANNON ARMSTRONG SUSTAINABLE INFRA CAPTL and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2023.

Get informed before you vote
View the Notice of Meeting, Annual Report to Stockholders, Proxy Statement and Proxy Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 7, 2023 9:30 a.m. Eastern Time
Virtually at: www.virtualshareholdermeeting.com/HASI2023

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election as directors of all of the Nominees:	For
01) Jeffrey W. Eckel 02) Lizabeth A. Ardisana 03) Clarence D. Armbrister 04) Teresa M. Brenner 05) Michael T. Eckhart 06) Nancy C. Floyd	07) Jeffrey A. Lipson 08) Charles M. O’Neil 09) Richard J. Osborne 10) Steven G. Osgood 11) Kimberly A. Reed

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3.	The advisory approval of the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in the proxy statement.	For
4.	The frequency in years with which stockholders are provided an advisory vote on executive compensation pursuant to the compensation disclosure rules of the SEC.	Year
5.		The transaction of any other business that may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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